EXHIBIT 99.9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                 MORGAN STANLEY
                                  MSAC 2004-HE4

                              Fixed Rate Population


Selection Criteria: Fixed Rate Population
Table of Contents

1. Summary Statistics - FRs
2. Range of Gross Interest Rates (%)
3. Credit Score
4. Range of Combined Original LTV Ratios (%)
5. Documentation Level



1. Summary Statistics - FRs

Number of Mortgage Loans: 2,980
Total Current Balance: 409,677,288.65
Weighted Average Coupon: 7.125
Weighted Average Seasoning: 3.2
Weighted Average Combined Original LTV: 78.16
% Cash-out Refinance: 74.1
% Full Documentation: 66.8
% Owner Occupied: 92.6
% First Lien: 96.6
% Loans with Prepay Penalty: 83.7
Maximum Balance: 699,864.61
Minimum Balance: 20,846.02
Average Current Balance: 137,475.60
Total Original Balance: 411,137,470.00
Wtd/Avg/FICO: 624
Weighted Average Net Coupon: 6.605
Maximum Coupon: 12.600
Minimum Coupon: 4.650
Weighted Average Original Term: 339.2
Weighted Average Stated Remaining Term: 336.0
Weighted Average Calculated Remaining Term: 335.9
Top 5 States: CA(31%),FL(13%),NY(11%),TX(9%),HI(3%)
% Fixed: 100.0
Wtd/Avg/DTI: 40.24
% Section 32: 0.00

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2. Range of Gross Interest Rates (%)

---------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                      Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate        Weighted       Weighted      Weighted
                                       Number        Cut-off           Cut-off         Average        Average       Average
                                         of            Date             Date            Gross        Remaining      Combined
                                      Mortgage      Principal         Principal        Interest         Term        Original
Range of Gross Interest Rates (%)       Loans      Balance ($)         Balance         Rate (%)       (months)        LTV
---------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                              2          364,635              0.09          4.769            253        60.89
---------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                            329       64,609,095             15.77          5.757            331        73.68
---------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                            906      155,097,849             37.86          6.534            341        76.85
---------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                            800      108,721,990             26.54          7.509            340        78.87
---------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                            510       53,498,167             13.06          8.454            334        80.74
---------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                            359       23,004,827              5.62          9.464            312        88.81
---------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                           69        4,122,429              1.01         10.319            295        87.95
---------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                            3          171,390              0.04         11.082            271        82.92
---------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                            2           86,907              0.02         12.256            288        65.70
---------------------------------------------------------------------------------------------------------------------------
Total:                                 2,980      409,677,289            100.00          7.125            336        78.16
---------------------------------------------------------------------------------------------------------------------------

Minimum: 4.650
Maximum: 12.600
Weighted Average: 7.125

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3. Credit Score

---------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate        Weighted       Weighted      Weighted
                                       Number        Cut-off           Cut-off         Average        Average       Average
                                         of            Date             Date            Gross        Remaining      Combined
                                      Mortgage      Principal         Principal        Interest         Term        Original
Credit Score                            Loans      Balance ($)         Balance         Rate (%)       (months)        LTV
---------------------------------------------------------------------------------------------------------------------------
Total:                                 2,980      409,677,289            100.00          7.125            336        78.16
---------------------------------------------------------------------------------------------------------------------------
525 - 549                                267       31,029,115              7.57          8.091            333        73.62
---------------------------------------------------------------------------------------------------------------------------
550 - 574                                336       41,180,582             10.05          7.574            335        75.95
---------------------------------------------------------------------------------------------------------------------------
575 - 599                                403       51,548,861             12.58          7.301            331        76.80
---------------------------------------------------------------------------------------------------------------------------
600 - 624                                458       63,415,815             15.48          7.056            338        78.60
---------------------------------------------------------------------------------------------------------------------------
625 - 649                                522       76,695,628             18.72          6.953            334        80.07
---------------------------------------------------------------------------------------------------------------------------
650 - 674                                412       59,611,525             14.55          6.810            339        79.92
---------------------------------------------------------------------------------------------------------------------------
675 - 699                                190       28,565,831              6.97          6.619            333        80.91
---------------------------------------------------------------------------------------------------------------------------
700 - 724                                114       18,252,606              4.46          6.524            341        79.21
---------------------------------------------------------------------------------------------------------------------------
725 - 749                                 72       12,503,302              3.05          6.492            349        78.51
---------------------------------------------------------------------------------------------------------------------------
750 - 774                                 42        7,563,409              1.85          6.573            334        80.83
---------------------------------------------------------------------------------------------------------------------------
775 - 799                                 22        3,636,737              0.89          6.141            345        75.43
---------------------------------------------------------------------------------------------------------------------------
800 +                                      2          184,251              0.04          6.735            188        61.09
---------------------------------------------------------------------------------------------------------------------------
Total:                                 2,980      409,677,289            100.00          7.125            336        78.16
---------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 501
Maximum: 810
Non-Zero Weighted Average: 624

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4. Range of Combined Original LTV Ratios (%)

---------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                      Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate        Weighted       Weighted      Weighted
                                       Number        Cut-off           Cut-off         Average        Average       Average
                                         of            Date             Date            Gross        Remaining      Combined
Range of Combined Original            Mortgage      Principal         Principal        Interest         Term        Original
LTV Ratios (%)                          Loans      Balance ($)         Balance         Rate (%)       (months)        LTV
---------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                              4          377,300              0.09          8.148            356        13.17
---------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                              4          251,472              0.06          7.530            236        19.55
---------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                              5          276,099              0.07          6.894            266        23.24
---------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                             19        1,710,139              0.42          7.106            305        27.43
---------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                             17        1,616,534              0.39          6.437            348        32.79
---------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                             25        2,793,348              0.68          6.901            308        37.81
---------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                             35        4,974,376              1.21          6.610            317        43.05
---------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                             48        5,654,963              1.38          6.883            317        47.82
---------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                             61        7,661,040              1.87          6.534            312        53.13
---------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                             97       14,191,244              3.46          6.791            324        58.02
---------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                            128       19,609,336              4.79          6.749            330        62.87
---------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                            233       33,092,892              8.08          6.925            336        68.44
---------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                            283       41,663,760             10.17          7.024            335        73.91
---------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                            784      113,499,253             27.70          7.011            339        79.42
---------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                            419       60,983,921             14.89          7.150            347        84.30
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                            382       65,567,243             16.00          7.158            345        89.55
---------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                            113       17,249,329              4.21          7.357            340        94.70
---------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                           323       18,505,039              4.52          9.188            292        99.89
---------------------------------------------------------------------------------------------------------------------------
Total:                                 2,980      409,677,289            100.00          7.125            336        78.16
---------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11
Maximum: 100.00
Weighted Average: 78.16

                          Top



5. Documentation Level

---------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                       Pool by
                                                    Aggregate         Aggregate        Weighted       Weighted      Weighted
                                       Number        Cut-off           Cut-off         Average        Average       Average
                                         of            Date             Date            Gross        Remaining      Combined
                                      Mortgage      Principal         Principal        Interest         Term        Original
Documentation Level                     Loans      Balance ($)         Balance         Rate (%)       (months)        LTV
---------------------------------------------------------------------------------------------------------------------------
Full Documentation                     2,119      273,471,654             66.75          7.003            335        78.53
---------------------------------------------------------------------------------------------------------------------------
Stated Documentation                     737      116,787,901             28.51          7.457            339        77.34
---------------------------------------------------------------------------------------------------------------------------
Limited Documentation                    124       19,417,734              4.74          6.851            336        77.96
---------------------------------------------------------------------------------------------------------------------------
Total:                                 2,980      409,677,289            100.00          7.125            336        78.16
---------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.